SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material under Rule 14a-12

SYNERGY FINANCIAL GROUP, INC.
(Name of Registrant as Specified in its Charter)

Financial Edge Fund, LP
PL Capital, LLC
Goodbody/PL Capital, LLC
Financial Edge/Strategic Fund, LP
PL Capital/Focused Fund, LP
PL Capital Offshore, Ltd.
Goodbody/PL Capital, LP
PL Capital Advisors, LLC
Advance Capital Partners
Padco Management Corp.
Peter Cocoziello
Irving Smokler Revocable Trust
Irving Smokler
Carol Smokler
Richard Lashley
John Palmer
Daniel Spiegel
               Daniel Eliades
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

Filed by PL Capital Group

        On February 22, 2006, PL Capital Group issued a press release announcing that after a court hearing on February 17, 2006, Synergy Financial Group, Inc. (“Synergy”) has agreed to provide PL Capital Group with copies of the stockholder lists and other materials demanded by PL Capital Group in a lawsuit filed on February 1, 2006. A copy of the press release follows as part of this filing under Rule 14a-12 of the Securities Exchange Act of 1934, as amended.

        PL Capital Group has filed a preliminary proxy statement and will file a definitive proxy statement and other documents regarding its nomination of Daniel P. Spiegel and Daniel M. Eliades (the “PL Capital Nominees”) to serve as directors of Synergy with the U.S. Securities and Exchange Commission (SEC). The definitive proxy statement will be sent to stockholders of Synergy seeking their support of the PL Capital Nominees at Synergy’s 2006 Annual Meeting of Stockholders. Stockholders are urged to read the definitive proxy statement and any other relevant document when they become available, because they will contain important information about PL Capital, the PL Capital Nominees, Synergy and related matters. Stockholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by PL Capital Group with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement (when available) and other related SEC documents filed by PL Capital Group with the SEC may also be obtained free of charge from PL Capital Group.

        PL Capital Group consists of the following who are the participants in the solicitation from Synergy’s stockholders of proxies in favor of the PL Capital Nominees: PL Capital, LLC; Goodbody/PL Capital, LLC; Financial Edge Fund, LP; Financial Edge/Strategic Fund, LP; PL Capital/Focused Fund, LP; PL Capital Offshore, Ltd.; Goodbody/PL Capital, LP; PL Capital Advisors, LLC; Advance Capital Partners; Padco Management Corp.; Peter Cocoziello; Irving Smokler Revocable Trust; Irving Smokler; Carol Smokler; Richard Lashley; John Palmer; Daniel Spiegel; and Daniel Eliades. Such participants may have interests in the solicitation, including as a result of holding shares of Synergy common stock. Information regarding the participants and their interests is contained in the preliminary proxy statement, and will be contained in the definitive proxy statement to be filed by PL Capital Group with the SEC in connection with Synergy’s 2006 Annual Meeting of Stockholders.

PRESS RELEASE

PL CAPITAL GROUP OBTAINS SYNERGY SHAREHOLDER LISTS AFTER COURT HEARING

CHATHAM, NJ February 22, 2006 PR Newswire/ — The PL Capital Group is pleased to announce that after a court hearing on February 15, 2006, Synergy Financial Group, Inc. (NASDAQ: SYNF) agreed to provide PL Capital with copies of all of the stockholder lists and other materials previously requested by PL Capital. PL Capital filed suit on February 1, 2006, after Synergy refused previous requests to provide electronic or physical copies of the documents to PL Capital. “We are pleased to finally obtain the materials, but disappointed Synergy wasted time and shareholders’ money on unnecessary legal expenses by forcing us to go to court to get materials that Synergy easily could have provided to us, without cost or effort, over a month ago when we first requested the materials in accordance with New Jersey law,” said PL Capital principal John Palmer.

The PL Capital Group has previously announced its intent to nominate Daniel P. Spiegel and Daniel M. Eliades to serve as directors of Synergy Financial Group, Inc. at Synergy’s 2006 Annual Meeting of Stockholders to be held on April 4, 2006. “We look forward to using the stockholder lists to communicate with our fellow Synergy’s shareholders about Synergy’s declining return on assets and equity. I think our fellow shareholders’ will be very interested to see our proxy materials, which itemize how much value the insiders of Synergy have received versus how much net income Synergy has earned for it’s shareholders,” noted PL Capital principal Rich Lashley.

The PL Capital Group beneficially owns 1,129,015 shares of Synergy (9.8% of the outstanding shares) and is Synergy’s largest shareholder.

Additional Information:

PL Capital Group has filed a preliminary proxy statement and will file a definitive proxy statement and other documents regarding its nomination of Daniel P. Spiegel and Daniel M. Eliades (the “PL Capital Nominees”) to serve as directors of Synergy with the U.S. Securities and Exchange Commission (SEC). The definitive proxy statement will be sent to stockholders of Synergy seeking their support of the PL Capital Nominees at Synergy’s 2006 Annual Meeting of Stockholders. Stockholders are urged to read the definitive proxy statement and any other relevant document when they become available, because they will contain important information about PL Capital, the PL Capital Nominees, Synergy and related matters. Stockholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by PL Capital Group with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement (when available) and other related SEC documents filed by PL Capital Group with the SEC may also be obtained free of charge from PL Capital Group.

PL Capital Group consists of the following who are the participants in the solicitation from Synergy’s stockholders of proxies in favor of the PL Capital Nominees: PL Capital, LLC; Goodbody/PL Capital, LLC; Financial Edge Fund, LP; Financial Edge/Strategic Fund, LP; PL Capital/Focused Fund, LP; PL Capital Offshore, Ltd.; Goodbody/PL Capital, LP; PL Capital Advisors, LLC; Advance Capital Partners; Padco Management Corp.; Peter Cocoziello; Irving Smokler Revocable Trust; Irving Smokler; Carol Smokler; Richard Lashley; John Palmer; Daniel Spiegel; and Daniel Eliades. Such participants may have interests in the solicitation, including as a result of holding shares of Synergy common stock. Information regarding the participants and their interests is contained in the preliminary proxy statement, and will be contained in the definitive proxy statement to be filed by PL Capital Group with the SEC in connection with Synergy’s 2006 Annual Meeting of Stockholders.

Contact:	Richard Lashley 973-360-1666 bankfund@aol.com